Filed pursuant to Rule 497(e)

Registration No. 002-68290; 811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated January 1, 2008

On October 7, 2008, the Hilliard-Lyons Government Fund, Inc. (the “Fund”) filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  The Fund’s participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days from the date of filing.  The Board of Directors determined that the Fund’s participation in the Program was in the best interests of the Fund and its shareholders.

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates.  Recovery under the Program is subject to certain conditions and limitations, including the following:

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For shareholders of the Fund, the Program provides a guarantee for the lesser of:  (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008; or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

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The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Treasury’s Exchange Stabilization Fund at the time of a Guarantee Event, which amount was approximately $50 billion as of the date of this supplement.

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In order to recover, a Guarantee Event must occur during the term of the Fund’s participation in the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program.  In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.  Upon liquidation pursuant to the Program, any Fund shares not eligible for protection under the Program will only receive the Fund’s net asset value per share, which may be less than $1.00.

The Program will be in effect for a three-month term expiring on December 18, 2008, after which the Secretary of the Treasury will determine whether to extend the Program.  Participation by the Fund in the initial three-month term of the Program required a payment to the Treasury in the amount of 0.01% of the Fund’s net asset value as of September 19, 2008.  This expense will be borne by the Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect.

The Secretary of the Treasury may extend the Program through the close of business on September 18, 2009.  If the Program is extended beyond the three-month term ending December 18, 2008, the Board of Directors must determine whether the Fund will continue to participate in the Program and incur any additional fees related thereto.

Further information about the Program can be obtained at http://www.ustreas.gov.

The date of this Prospectus Supplement is October 14, 2008.

Please keep this Prospectus Supplement with your records.